     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 2000.
                                                           REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                                  LEXENT INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                             7385                            13-3990223
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                              THREE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                 (212) 981-0700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                                KEVIN M. O'KANE
                   VICE CHAIRMAN AND CHIEF OPERATING OFFICER
                                  LEXENT INC.
                              THREE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                 (212) 981-0700
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

           JOSHUA A. LEUCHTENBURG, ESQ.                         VINCENT PAGANO, JR., ESQ.
            REBOUL, MACMURRAY, HEWITT,                          SIMPSON THACHER & BARTLETT
                MAYNARD & KRISTOL                                  425 LEXINGTON AVENUE
               45 ROCKEFELLER PLAZA                              NEW YORK, NEW YORK 10017
             NEW YORK, NEW YORK 10111                                 (212) 455-2000
                  (212) 841-5700

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-30660

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
     TITLE OF EACH CLASS OF                PROPOSED MAXIMUM                       AMOUNT OF
   SECURITIES TO BE REGISTERED         AGGREGATE OFFERING PRICE               REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
 Common Stock, $.001 par value...             $10,120,000                         $2,672(1)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) The Company previously registered an aggregate of $93,380,000 worth of common stock on a Registration Statement on Form S-1 (File No. 333-30660), for which a filing fee of $24,653 was previously paid. The Registrant has instructed a bank to transmit by wire transfer the filing fee to the Securities and Exchange Commission, the Registrant will not revoke this instruction, and it has sufficient funds in its account to cover the amount of the registration fee.
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

                      INCORPORATION OF CERTAIN INFORMATION
                                  BY REFERENCE

     This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-30660) (the "Prior Registration Statement") filed with the Securities and Exchange on February 18, 2000, as amended. This filing also constitutes Post-Effective Amendment No. 1 to the Prior Registration Statement, which is being filed solely to refile Exhibit 11.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, on July 27, 2000.

                                          LEXENT INC.

                                          By: /s/    KEVIN M. O'KANE
                                            ------------------------------------
                                              Kevin M. O'Kane
                                              Vice Chairman and Chief Operating
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities held on the dates indicated.

                    SIGNATURES                                   TITLE                      DATE
                    ----------                                   -----                      ----
                         *                           President and Chief Executive    July 27, 2000
---------------------------------------------------    Officer (Principal
                   Alf T. Hansen                       executive officer);
                                                       Director

                         *                           Executive Vice President and     July 27, 2000
---------------------------------------------------    Chief Financial Officer
                 Jonathan H. Stern                     (Principal financial and
                                                       accounting officer)

                         *                           Chairman of the Board of         July 27, 2000
---------------------------------------------------    Directors
                Hugh J. O'Kane, Jr.

                         *                           Vice Chairman and Chief          July 27, 2000
---------------------------------------------------    Operating Officer
                  Kevin M. O'Kane

                         *                           Executive Vice President and     July 27, 2000
---------------------------------------------------    Director
               Walter C. Teagle III

                         *                                     Director               July 27, 2000
---------------------------------------------------
                  Peter O. Crisp

                         *                                     Director               July 27, 2000
---------------------------------------------------
                Thomas W. Hallagan

                         *                                     Director               July 27, 2000
---------------------------------------------------
               L. White Matthews III

                    SIGNATURES                                   TITLE                      DATE
                    ----------                                   -----                      ----
                         *                                     Director               July 27, 2000
---------------------------------------------------
                 Richard L. Schwob

                         *                                     Director               July 27, 2000
---------------------------------------------------
                 Richard W. Smith

               * /s/ KEVIN M. O'KANE
---------------------------------------------------
                  Kevin M. O'Kane
               ,individually and as
                 Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 11.1      --  Statement regarding computation of per share earnings.
 23.1      --  Consent of independent accountants, PriceWaterhouseCoopers
               LLP.

All other exhibits in the Prior Registration Statement are incorporated by reference herein.